Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24BE

ONE HUNDRED SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This One Hundred Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (defined below):

1.    A ******* has ****** between the parties regarding the ********* of ******** and ******** between ******* *, **** and **** *, ****.  Customer ****** during such period CSG ********** ******** Customer’s ******** as a result of a ****** of ****** that ******* but are *** ******* to: (i) ****** to C******* ***** ********, (ii) ******* to ********* ******* ** *** and (iii) ******* *** to ************ ******** *** ******** in a ********* ***** (for purposes of this Amendment hereinafter referred to as the “*******”).  Upon the Effective Date, the parties wish to ****** this ******* as follows (“******* **********”):

a.     CSG agrees to provide a ******** ******* ****** to TWC’s **** ******* in the ****** of $**********.

b.    The parties agree that the ******* ********** shall not ********* ** ********* of ***** or ********** by ****** ***** ********* the *******.  Therefore, ** ******** for the ************* provided in ********** ** *****, each party agrees to ******* ******* the other party’s **** and ******* *********, ******, ************, ********, *********, ************, if any, ***** ********, ********** and *******, *****, *********, ************** and ******** **** and ******* any and *** *****, ****** of ****** and ****** with ******* to the *******.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Name: Michael Ciszek	Name: Gregory L. Cannon
Title: SVP - Billing Strategy & Operations	Title: VP & Chief Compliance Officer
Date: 6/30/2016	Date: 7-1-16